SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: March 10, 2004

                               USURF AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)



           NEVADA                    1-15383                     91-2117796
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



6005 DELMONICO DRIVE, SUITE 140, COLORADO SPRINGS, COLORADO         80919
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         (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code:  (719) 260-6455
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ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         99.1 Press Release of Usurf America, Inc., a Nevada corporation ("Usurf") issued on March 9, 2004.

ITEM 9. REGULATION FD DISCLOSURE

      On March 9, 2004, Usurf issued a press release disclosing that it has been delisted from the American Stock Exchange, effective immediately. The press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USURF AMERICA, INC.



Date:  March 10, 2004                     By:    /s/ Douglas O. McKinnon
                                                 -----------------------
                                          Name:  Douglas O. McKinnon
                                          Its:   President and Chief Executive
                                                 Officer

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